361 U.S. Small Cap Equity Fund Investor Class (ASFQX) Class I (ASFZX) Class Y (ASFWX)
Summary Prospectus	March 5, 2018

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s statutory Prospectus and Statement of Additional Information and other information about the Fund online at http://361capital.com/all-products/361-u-s-small-cap-equity-fund/. You may also obtain this information at no cost by calling 888-736-1227 (888-7361CAP) or by sending an e-mail request to info@361Capital.com. The Fund’s Statutory Prospectus and Statement of Additional Information, both dated March 1, 2018, as each may be further amended or supplemented are incorporated by reference into this Summary Prospectus.

Investment Objective

The 361 U.S. Small Cap Equity Fund (the “Fund”) seeks to achieve long-term capital appreciation that will exceed the Russell 2000® Index return over a three- to five-year time horizon.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

		Investor Class		Class I		Class Y
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases		None		None		None
Maximum deferred sales charge (load)		None		None		None
Redemption fee		None		None		None
Wire fee		$20		$20		$20
Overnight check delivery fee		$25		$25		$25
Retirement account fees (annual maintenance fee)		$15		$15		$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.80%		0.80%		0.80%
Distribution and service (Rule 12b-1) fees		0.25%		None		None
Other expenses[1]		7.40%		7.39%		7.25%
Shareholder servicing fee	0.15%		0.14%		None
All other expenses	7.25%		7.25%		7.25%
Total annual fund operating expenses		8.45%		8.19%		8.05%
Fees waived and/or expenses reimbursed[1]		(7.21%)		(7.21%)		(7.21%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[1]		1.24%		0.98%		0.84%

1	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.24%, 0.99%, and 0.84% of the average daily net assets of Investor Class, Class I and Class Y shares of the Fund, respectively. This agreement is in effect until February 28, 2019, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. The expense limitations for Class I and Investor Class Shares include a shareholder service fee of up to 0.15%. To the extent that less than 0.15% of the average daily net assets of either such Class is paid to shareholder servicing agents, the total annual fund operating expenses after waiving fees and/or reimbursing expenses of the Class will be lower than the expense limitation for the Class.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class	$126	$1,820	$3,399	$6,893
Class I	$100	$1,750	$3,296	$6,751
Class Y	$86	$1,712	$3,240	$6,672

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the period December 30, 2016 (commencement date) through October 31, 2017, the Fund’s portfolio turnover rate was 265% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of the value of its net assets (which include borrowings for investment purposes) in common stocks of U.S. small capitalization issuers. A company is considered to be a U.S. company if the Fund’s advisor determines that the company meets one or more of the following criteria: (i) the company is organized under the laws of, or has its principal office in, the United States; (ii) the company’s securities principally trade in U.S. markets; and/or (iii) the company has at least 50% of its assets or derives at least 50% of its revenue from business, in the U.S. The Fund’s advisor defines small capitalization companies as companies that, at the time of investment, have market capitalizations that are within the range of the market capitalizations of the issuers represented in the Russell 2000® Index (the Fund’s benchmark), which is a market capitalization-weighted index of the 2000 smallest companies by market capitalization in the Russell 3000® Index. As of December 31, 2017, the Russell 2000® Index had a weighted average market capitalization of approximately $2,383 billion and a median capitalization of $858 billion, and the range of capitalization of issuers included in the Russell 2000® Index was approximately $22.7 million to $9,404 billion. The Russell 2000® Index is reconstituted annually so that stocks that have outgrown the Index can be removed and new entries added. The Fund’s investment strategy involves active and frequent trading.

361 Capital, LLC (“361” or the “Advisor”) is the investment advisor to the Fund. The Advisor’s investment philosophy is based on the belief that future investor expectations are strongly influenced by the opinions, forecasts and announcements of perceived market experts, including Wall Street analysts and company management. The Advisor seeks to invest in companies that are likely to be the beneficiaries of future favorable earnings announcements and earnings estimate revisions.

The Fund normally holds a core position of between 75 and 150 common stocks. The number of securities held by the Fund may occasionally exceed this range, such as when the portfolio managers are accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions. The Fund’s portfolio is allocated to economic sectors based on a target number of positions for each of the sectors included in the universe. The target for each sector is a weight that is in proportion to the weighting of the equivalent sector in the benchmark index.

The Fund may also invest in securities of issuers that are not part of the Fund’s benchmark Index. The Fund may invest in the securities of other registered investment companies, including without limitation exchange-traded funds (“ETFs”) and index ETFs, as well as cash and cash equivalents. The Advisor may sell a security if inclusion of the security in the Fund’s portfolio is inconsistent with the guidance generated by the Advisor’s proprietary strategies.

Principal Risks of Investing

Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

Equity risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

ETF risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Management and strategy risk. The value of your investment depends on the judgment of the Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Market risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Market sector risk. The Fund’s investment strategy may result in significant over or under exposure to certain industries or market sectors, which may cause the Fund’s performance to be more or less sensitive to developments affecting those industries or sectors. For example, as of October 31, 2017, 25.0% of the Fund’s assets were invested in the financial sector. Performance of companies in the financial sector may be adversely impacted by many factors, including, among others: government regulation of, or related to, the sector; governmental monetary and fiscal policies; economic, business or political conditions; credit rating downgrades; changes in interest rates; price competition; and decreased liquidity in credit markets. This sector has experienced significant losses and a high degree of volatility in the past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.

Portfolio turnover risk. Active and frequent trading of the Fund’s portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

Small-cap and mid-cap company risk. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Class I shares and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of a broad-based market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The bar chart shows the performance of the Fund’s Class I shares. Investor Class shares’ performance would be lower than the Fund’s Class I shares because of the higher expenses paid by Investor Class shares. Class Y shares’ performance would be higher than the Fund’s Class I shares because of the lower expenses paid by Class Y shares. Updated performance information is available on the Fund’s website at www.361funds.com.

Calendar Year Total Return (before taxes) for Class I Shares

For each calendar year at NAV

Class I
Highest Calendar Quarter Return at NAV	8.47%	Quarter Ended 09/30/2017
Lowest Calendar Quarter Return at NAV	0.20%	Quarter Ended 03/31/2017

Average Annual Total Returns (for periods ended December 31, 2017)	1 year	Since Inception (December 30, 2016)
Class I - Return Before Taxes	15.13%	15.08%
Class I - Return After Taxes on Distributions*	14.40%	14.35%
Class I - Return After Taxes on Distributions and Sale of Fund Shares*	8.84%	11.31%
Investor Class – Return Before Taxes	14.75%	14.70%
Class Y – Return Before Taxes	15.18%	15.13%
Russell 2000® Index (Reflects No Deductions for Fees, Expenses or Taxes)	14.65%	14.60%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I Shares only and after-tax returns for classes other than Class I will vary from returns shown for Class I.

Investment Advisor

361 Capital, LLC is the Fund’s investment advisor.

Portfolio Managers

The portfolio management team is comprised of John Riddle, Chief Investment Officer, and Mark Jaeger, Portfolio Manager and Managing Director. Messrs. Riddle and Jaeger have been jointly and primarily responsible for the day-to-day management of the Fund’s portfolio since its inception.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Investor Class Shares
Direct Regular Accounts	$2,500	None
Direct Retirement Accounts	$2,500	None
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	None
Class I Shares
All Accounts	$2,500	None
Class Y Shares
All Accounts	$1 million	None

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax- advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax- advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.